                                                                 Exhibit 24(b)


                        INDEPENDENT AUDITORS' CONSENT
                        -----------------------------


The Trustees
EastGroup Properties:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                         KPMG PEAT MARWICK LLP

Jackson, Mississippi
December 21, 1995